UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23689

PUERTO RICO RESIDENTS BOND FUND I

(Exact name of registrant as specified in charter)

270 Muñoz Rivera Avenue, Suite 1110

San Juan, Puerto Rico 00918

(Address of principal executive offices)

Liana Loyola, Esq.

270 Muñoz Rivera Avenue, Suite 1110

San Juan, PR 00918

(Name and Address of Agent for Service)

Copy to:

Carla Teodoro, Esq.

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Owen T. Meacham, Esq.

UBS Asset Management – Legal Department

One North Wacker Drive

Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 764-1788

Date of fiscal year end: September 30

Date of reporting period: October 1, 2024 – September 30, 2025

Item 1. Report to Shareholders.

(a)  The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

Puerto Rico Residents Bond Fund I

September 30, 2025
Annual Report

Puerto Rico Residents Bond Fund I	Portfolio Update

September 30, 2025

LETTER TO UNITHOLDERS

October 31, 2025

Dear Unitholder:

Puerto Rico Residents Bond Fund I (the “Fund”) is pleased to present this Letter to Unitholders for the fiscal year ended September 30, 2025.

After intense debate about the health of the economy and progress in the fight to lower inflation, the Federal Reserve Board (the “Fed”) commenced lowering interest rates at its September 2024 meeting. Overall, the Fed lowered the federal funds rate by a total of 1.00% during the last three meetings of calendar 2024. However, the Fed did not lower interest rates again until its September 2025 meeting. The federal funds rate closed the fiscal year at the range of 4.00% to 4.25%.

The yield curve steepened 0.40% during the Fund’s fiscal year. The yield of the 2-year U.S. Treasury note decreased 0.03% during the fiscal year, closing at 3.61% versus 3.64% at the beginning of fiscal year in response to cuts in the federal funds rate. However. the yield of the 10-year U.S. Treasury note increased 0.37%, closing the fiscal year at 4.15% versus 3.78% at the beginning of the fiscal year as it was more focused on the recent higher inflation numbers.

The U.S. government shut down at midnight on September 30, 2025. While the equity markets seem unphased by the event, treasury yields have trended lower. The shutdown had not ended as of October 31, 2025. Trade tensions resurfaced when China announced revised rare earth mineral export policies and President Trump threatened to increase tariffs on Chinese imports. Equity markets dropped and volatility spiked. A one-year agreement to resolve the issues was announced after the meeting on October 29, 2025. Equity markets have recovered and volatility has subsided.

The Fed cut the federal funds rate by 0.25% at its October 29, 2025, meeting. The federal funds rate decreased to the range of 3.75% to 4.00%. The Fed statement acknowledged both the slowdown in job creation and the increase in inflation that “remains somewhat elevated”. Uncertainty about the economic outlook also remains elevated. The yield of the 10-year note decreased slightly to 4.08% as of October 31, 2025.

Uncertainty over the timing of Fed policy, the implementation of tariffs, the ongoing restructuring of the federal government, the shape of the yield curve, and elevated geopolitical risks continue to present a challenging environment for the management of the Fund. Notwithstanding, the investment adviser remains committed to seeking investment opportunities within allowed parameters while providing professional management services to the Fund for the benefit of its unitholders.

Sincerely,

/s/ Enrique Vila del Corral

Enrique Vila del Corral, CPA

Chairman of the Board

This letter is intended to assist unitholders in understanding how the Fund performed during the 12-month period ended September 30, 2025. The views and opinions in the letter were current as of October 31, 2025. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

2	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Portfolio Update

September 30, 2025

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a non-diversified closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. There is limited trading in Fund units, which are not registered under the 1933 Act, and are only traded via private transactions. The Fund has suspended the issuance of tax-exempt secured obligations (“TSOs”) pending registration under the 1933 Act.

FUND PERFORMANCE

The following table shows the Fund’s performance for the fiscal year ended September 30, 2025, as compared to the Bloomberg Municipal Bond Index. Past performance is not predictive of future results.

Performance calculations do not reflect any deduction of taxes that a unitholder may have to pay on Fund distributions or any commissions payable on the sale of Fund units. The return and principal value of an investment will fluctuate, so that an investor’s units, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value (“NAV”) on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

	Average Annual Total Returns as of September 30, 2025
	1-Year	Since Inception
Puerto Rico Residents Bond Fund I - NAV	-0.81%	-1.37%

Puerto Rico Residents Bond Fund I - Market	0.55%	-7.56%

Bloomberg Municipal Bond Index	1.39%	0.39%

Annual Report | September 30, 2025	3

Puerto Rico Residents Bond Fund I	Portfolio Update

September 30, 2025

Growth of an assumed $10,000 investment as of September 30, 2025*

*	While the Fund commenced operations on December 11, 1998, it did not register with the SEC under the 1940 Act until May 21, 2021.

The following table provides summary data on the Fund’s dividends based on NAV and market prices as of September 30, 2025:

Dividend yield based on market	6.49%

Dividend yield based on NAV	3.43%

NAV	$3.23

Market Price	$1.70

Premium (discount) to NAV	(47.4%	)

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. The Fund’s dividend distribution of 1,638,468 included all of the Fund’s net investment income for the year. The basis of the distributions is the Fund’s net investment income for tax purposes.

The table below reflects the breakdown of the Fund’s investment portfolio as of September 30, 2025. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Asset allocation (% of Total Portfolio)
Government Bonds	59.4%

Municipal Bonds	35.6%

Mortgage-backed Securities	5.0%

4	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Portfolio Update

September 30, 2025

The largest Puerto Rico municipal bond holding in the portfolio, representing 34.1%, are the new issue Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amounts to $552.9 million for fiscal year 2026, and a 4% increase each year, capping out at $992.5 million in fiscal year 2041. The valuation of the COFINA bonds decreased during the year. The COFINA collection report as of September 30, 2025, reported a 6.9% increase in the collections of the pledged sales and use tax (IVU) versus last year. The debt service reserve for fiscal year 2023-2024 was fully funded during October 2023.

The Fund owns several mortgage-backed securities (“MBS”) representing 5.0% of the portfolio. The MBS consist of Puerto Rico mortgage pools issued or guaranteed by U.S. agencies and certain notes collateralized with U. S. agency mortgage pools. The balance of the MBS decreased mostly as a result of repayments of the underlying mortgages.

The remaining Puerto Rico security consists of a contingent value instrument (“CVI”) representing 0.1% of the portfolio. The CVI was received as part of the re-structuring of the debt of the Puerto Rico Highway Authority. The CVI pays yearly distributions, if any, based on rum excise tax collections above a pre-determined base. The last CVI distribution was during November 2023.

The Fund’s U.S. holdings are comprised of U.S. agencies and U.S. municipal bonds representing 59.4% and 1.0%, respectively of the portfolio. The U.S. agencies and municipals decreased in value during the fiscal year in response to higher interest rates.

The Fund’s NAV decreased $0.13 during the year from $3.36 at the beginning of the year to $3.23 at year-end. There was a decrease in the valuation of the portfolio. At fiscal year-end the Fund’s indicated market value was a 47.4% discount to its NAV, a decrease from the discount of 47.9% at fiscal year-end 2024.

FUND HOLDINGS SUMMARY

The following tables show the Fund’s portfolio allocation using various metrics as of fiscal year-end. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)

US Government and Agency Obligations	59.4%

Municipal Bonds	35.6%

GNMA Bonds	3.4%

Fannie Mae Bonds	1.1%

Tax Exempt Notes	0.3%

Taxable Mortgage-backed Securities	0.1%

Freddie Mac Bonds	0.1%

Total	100.0%

Geographic Allocation (% of Total Portfolio)

Puerto Rico	39.7%

United States	60.3%

Total	100.0%

Annual Report | September 30, 2025	5

Puerto Rico Residents Bond Fund I	Portfolio Update

September 30, 2025

The following table shows the Fund’s security portfolio ratings as of September 30, 2025. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	(% of Total Portfolio)

AAA	4.9%

AA	60.4%

Not Rated	34.7%

Total	100.0%

During the Fund’s fiscal year, the United States lost its last remaining sovereign AAA rating when Moody’s downgraded it to AA1, citing as rationale “the increase over more than a decade in government debt and interest payment ratios to levels that are significantly higher than similarly rated sovereigns.” Both S&P and Fitch had already downgraded the rating to their equivalent rating of AA+.

The “Not-Rated” category is comprised of restructured COFINA bonds issued in 2019 and a minor position in a Puerto Rico Commonwealth General Obligation/Highway & Transportation Authority revenue bond. The restructured COFINA bonds were issued without a rating from any of the rating agencies, pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of September 30, 2025, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisor. The Fund disclaims any obligation to update publicly the views expressed herein

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the

6	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Portfolio Update

September 30, 2025

total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding units of common stock or any units of its preferred stock (other than a dividend or other distribution payable in additional units of common stock) as well as any time the Fund repurchases any units of common stock, in each case after giving effect to such repurchase of units of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities, as needed, to maintain the required asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund may enter into collateralized reverse repurchase agreements with major institutions in the U.S. and/or issue TSOs in the Puerto Rico market. Both, if applicable, are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021 pending registration under the 1933 Act.

As of September 30, 2025, the Fund had the following leverage outstanding:

Reverse Repurchase Agreements	18,603,721

Leverage Ratio[1]	27.83%

Annual Report | September 30, 2025	7

Puerto Rico Residents Bond Fund I	Portfolio Update

September 30, 2025

Please refer to the Schedule of Investments for details of the securities pledged as collateral and to Note 6 to the Financial Statements for further details on outstanding leverage during the year. Fund leverage increased $11.2 million during the fiscal year.

[1]

Asset Leverage ratio: The sum of (i) the aggregate principal amount of outstanding TSOs plus (ii) the aggregate principal amount of other borrowings by the Fund, including borrowings resulting from the issuance of any other series and other forms of leverage, and from the compliance date of Rule 18f-4 going forward, including borrowings in the form of reverse repurchase agreements, divided by the fair market value of the assets of the Fund on any given day.

8	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Schedule of Investments

September 30, 2025

Principal Amount/Description		Rate	Maturity	Fair Value
Government Bonds (81.15%)
US Government and Agency Obligations (81.15%)
$1,650,000	Federal Farm Credit Banks Funding Corp.	5.200%	02/06/26	$ 1,656,217
23,040,000	Federal Home Loan Banks(h)	5.500%	07/15/36	25,221,148
7,500,000	Federal Home Loan Banks(a)	5.800%	12/05/44	7,484,506
3,500,000	Federal Home Loan Banks(a)	5.870%	04/10/45	3,519,601
1,000,000	Federal Home Loan Banks(a)	5.875%	10/21/44	997,496

				38,878,968

Total Government Bonds (Cost $38,907,635)				38,878,968

Mortgage-Backed Securities (6.89%)
Fannie Mae Bonds (1.49%)(b)
446,267	Federal National Mortgage Association Pool 849999	5.000%	01/01/36	456,440
20,504	Federal National Mortgage Association Pool 445589	6.500%	12/01/28	21,201
6,382	Federal National Mortgage Association Pool 441414	7.000%	09/01/28	6,663
2,827	Federal National Mortgage Association Pool 445590	7.000%	12/01/28	2,952
14,853	Federal National Mortgage Association Pool 445598	7.000%	01/01/29	15,507
38,705	Federal National Mortgage Association Pool 488064	7.000%	03/01/29	40,409
62,248	Federal National Mortgage Association Pool 488057	7.000%	03/01/29	64,988
33,905	Federal National Mortgage Association Pool 488054	7.000%	03/01/29	35,397
20,966	Federal National Mortgage Association Pool 573429	7.000%	03/01/31	21,889
25,033	Federal National Mortgage Association Pool 483685	7.500%	12/01/28	25,108
12,919	Federal National Mortgage Association Pool 488060	7.500%	03/01/29	12,900
11,124	Federal National Mortgage Association Pool 504170	8.000%	09/01/29	11,144

				714,598

See Notes to Financial Statements.
Annual Report | September 30, 2025	9

Puerto Rico Residents Bond Fund I	Schedule of Investments

September 30, 2025

Principal Amount/Description		Rate	Maturity	Fair Value
Freddie Mac Bonds (0.14%)(c)
$42,854	Federal Home Loan Mortgage Corp. Pool A50498	6.000%	07/01/36	$ 44,517
22,337	Federal Home Loan Mortgage Corp. Pool C32273	7.000%	10/01/29	23,343

				67,860

GNMA Bonds (4.65%)(d)
200,768	Government National Mortgage Association Pool 528153	5.500%	04/15/34	203,752
48,791	Government National Mortgage Association Pool 495082	6.000%	10/15/29	48,837
43,281	Government National Mortgage Association Pool 529775	6.500%	01/15/31	43,379
86,826	Government National Mortgage Association Pool 529937	6.500%	07/15/31	87,986
121,869	Government National Mortgage Association Pool 529936	6.500%	07/15/31	124,935
46,840	Government National Mortgage Association Pool 529933	6.500%	07/15/31	47,063
198,339	Government National Mortgage Association Pool 568320	6.500%	01/15/32	205,501
394,869	Government National Mortgage Association Pool 554086	6.500%	01/15/32	409,856
151,064	Government National Mortgage Association Pool 568337	6.500%	08/15/32	155,419
29,185	Government National Mortgage Association Pool 420135	7.000%	06/15/26	29,199
32,099	Government National Mortgage Association Pool 437566	7.000%	08/15/26	32,145
41,414	Government National Mortgage Association Pool 437598	7.000%	10/15/26	41,532
34,653	Government National Mortgage Association Pool 448422	7.000%	02/15/27	34,700
43,655	Government National Mortgage Association Pool 449304	7.000%	04/15/27	43,741
32,746	Government National Mortgage Association Pool 449306	7.000%	05/15/27	32,759
44,341	Government National Mortgage Association Pool 449307	7.000%	06/15/27	44,448
31,273	Government National Mortgage Association Pool 449320	7.000%	06/15/27	31,340

See Notes to Financial Statements.
10	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Schedule of Investments

September 30, 2025

Principal Amount/Description		Rate	Maturity	Fair Value
$48,279	Government National Mortgage Association Pool 449322	7.000%	07/15/27	$ 48,527
18,736	Government National Mortgage Association Pool 470956	7.000%	12/15/28	18,826
18,490	Government National Mortgage Association Pool 487379	7.000%	01/15/29	18,688
6,929	Government National Mortgage Association Pool 494960	7.000%	01/15/29	6,930
19,426	Government National Mortgage Association Pool 494961	7.000%	01/15/29	19,488
10,131	Government National Mortgage Association Pool 494963	7.000%	02/15/29	10,237
18,391	Government National Mortgage Association Pool 494983	7.000%	02/15/29	18,587
26,829	Government National Mortgage Association Pool 487411	7.000%	02/15/29	27,022
25,403	Government National Mortgage Association Pool 487410	7.000%	02/15/29	25,580
4,995	Government National Mortgage Association Pool 494985	7.000%	02/15/29	5,020
11,575	Government National Mortgage Association Pool 494964	7.000%	02/15/29	11,699
15,737	Government National Mortgage Association Pool 487434	7.000%	03/15/29	15,903
45,247	Government National Mortgage Association Pool 494988	7.000%	03/15/29	45,536
36,896	Government National Mortgage Association Pool 494990	7.000%	03/15/29	37,043
14,162	Government National Mortgage Association Pool 494982	7.000%	03/15/29	14,315
14,597	Government National Mortgage Association Pool 495016	7.000%	04/15/29	14,727
11,809	Government National Mortgage Association Pool 495020	7.000%	04/15/29	11,933
23,451	Government National Mortgage Association Pool 487491	7.000%	05/15/29	23,663
32,666	Government National Mortgage Association Pool 487503	7.000%	05/15/29	32,826
24,431	Government National Mortgage Association Pool 487505	7.000%	05/15/29	24,517

See Notes to Financial Statements.
Annual Report | September 30, 2025	11

Puerto Rico Residents Bond Fund I	Schedule of Investments

September 30, 2025

Principal Amount/Description		Rate	Maturity	Fair Value
$32,161	Government National Mortgage Association Pool 407874	7.500%	11/15/25	$ 32,109
33,579	Government National Mortgage Association Pool 437629	7.500%	01/15/27	33,620
34,719	Government National Mortgage Association Pool 437628	7.500%	02/15/27	34,826
45,526	Government National Mortgage Association Pool 449324	7.500%	07/15/27	45,792
13,612	Government National Mortgage Association Pool 470963	7.500%	10/15/28	13,711
22,902	Government National Mortgage Association Pool 494992	7.500%	02/15/29	23,048

				2,230,765

Tax Exempt Notes (0.41%)(e)
7,381	Community Endowment, Inc - collateralized by FN 536042	8.000%	09/01/30	7,764
3,152	Community Endowment, Inc - collateralized by FN 536024	8.500%	05/01/30	3,177
10,980	Community Endowment, Inc - collateralized by FN 536020	8.500%	05/01/30	11,135
15,491	Community Endowment, Inc - collateralized by GN 508624	7.000%	07/15/29	15,650
19,886	Community Endowment, Inc - collateralized by GN 508631	7.000%	07/15/29	20,034
16,570	Community Endowment, Inc - collateralized by GN 508630	7.000%	07/15/29	16,741
22,295	Community Endowment, Inc - collateralized by GN 487559	7.000%	07/15/29	22,520
34,467	Community Endowment, Inc - collateralized by GN 487557	7.000%	07/15/29	34,707
8,503	Community Endowment, Inc - collateralized by GN 514582	7.000%	08/15/29	8,604
18,435	Community Endowment, Inc - collateralized by GN 508642	7.000%	08/15/29	18,624
14,473	Community Endowment, Inc - collateralized by GN 514603	7.000%	09/15/29	14,619
22,140	Community Endowment, Inc - collateralized by GN 509243	7.500%	10/15/29	22,150

				195,725

See Notes to Financial Statements.
12	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Schedule of Investments

September 30, 2025

Principal Amount/Description		Rate	Maturity	Fair Value

Taxable Mortgage-Backed Securities (0.20%)
$108,949	Doral Participation Certification 2004, Series A(i)	0.000%	04/01/34	$ 93,914

Total Mortgage-Backed Securities (Cost $3,258,008)				3,302,862

Municipal Bonds (48.65%)
California (1.35%)
530,000	State of California, General Obligation Unlimited Bonds	7.625%	03/01/40	642,786

Puerto Rico (47.30%)
325,619	Commonwealth of Puerto Rico, Revenue Bonds(a),(f),(g)	0.000%	11/01/51	219,793
89,000	Puerto Rico Industrial Development Co., Revenue Bonds(a),(g)	7.000%	01/01/54	82,923
7,672,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(a),(f),(g)	0.000%	07/01/46	2,606,303
7,429,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(a),(f),(g)	0.000%	07/01/51	1,859,079
3,702,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a),(g)	4.329%	07/01/40	3,541,999
717,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a),(g)	4.500%	07/01/34	717,219
110,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a),(g)	4.536%	07/01/53	99,173
363,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a),(g)	4.550%	07/01/40	354,625
2,672,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a),(g)	4.750%	07/01/53	2,511,039
3,013,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a),(g)	4.784%	07/01/58	2,797,303

See Notes to Financial Statements.
Annual Report | September 30, 2025	13

Puerto Rico Residents Bond Fund I	Schedule of Investments

September 30, 2025

Principal Amount/Description		Rate	Maturity	Fair Value
$8,159,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a),(g)	5.000%	07/01/58	$ 7,874,022

				22,663,478

Total Municipal Bonds (Cost $23,595,527)				23,306,264

Total Investments (136.69%) (Cost $65,761,170)				$65,488,094

Liabilities in Excess of Other Assets (-36.69%)				(17,578,674)
NET ASSETS (100.00%)				$ 47,909,420

(a)	Security may be called before its maturity date.
(b)

Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(c)

Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(d)

Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(e)

Community Endowment - These obligations are collateralized by mortgage-backed securities and the only source of repayment is the collateral. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)

Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These obligations are not an obligation of the Commonwealth of Puerto Rico.

(h)	A portion or all of the security has been pledged as collateral for reverse repurchase agreements.
(i)

This security is a private placement and as result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 2 to the financial statements for additional information.

Counterparty	Collateral Pledged	Interest Rate	Settlement Date	Maturity Date	Repurchase Amount	Collateral at Fair Value	Value
JP Morgan Chase & Co.(a)	Federal Home loan Banks 5.500% due 7/15/2036	4.44%	9/11/2025	10/16/2025	$18,684,028	$19,441,302	$18,603,721

See Notes to Financial Statements.
14	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Statement of Assets and Liabilities

September 30, 2025

ASSETS:
Investments in securities:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $19,469,621)	$19,441,302
Other securities, at fair value (cost $46,291,549)	46,046,792

$65,488,094

Cash and cash equivalents	511,551
Interest receivable	789,661
Prepaid and other assets	63,944
Total Assets	$66,853,250

LIABILITIES:
Reverse repurchase agreements (cost $18,603,721)	$18,603,721
Interest payable	45,889
Dividends payable	142,171
Payable to adviser	13,674
Payable to fund accounting and administration	24,831
Payable to transfer agency	3,953
Payable for compliance fees	4,980
Payable to directors	5,912
Payable for custodian fees	2,069
Payable for professional fees	79,308
Other payables	17,322
Total Liabilities	$18,943,830
Net Assets	$47,909,420

NET ASSETS CONSIST OF:
Paid-in capital $0.01 par value, 98,000,000 units authorized 14,840,393 issued and outstanding	$186,862,992
Accumulated deficit	(138,953,572)
Net Assets	$47,909,420

PRICING OF UNITS:
Net Assets	$47,909,420
Units of common stock outstanding (98,000,000 of units authorized, at $0.01 par value per unit)	14,840,393
Net asset value per unit	$3.23

See Notes to Financial Statements.
Annual Report | September 30, 2025	15

Puerto Rico Residents Bond Fund I	Statement of Operations

For the year ended September 30, 2025

INVESTMENT INCOME:
Interest	$3,115,188
Total Investment Income	3,115,188

EXPENSES:
Investment adviser fee	185,740
Accounting and administration fee	127,003
Compliance expense	6,941
Transfer agent expenses	14,848
Interest expense	738,010
Professional fees	145,656
Custodian fees	14,842
Director expenses	36,744
Printing expenses	625
Insurance fee	94,867
Other expenses	65,555
Total expenses before waiver	1,430,831
Less fees voluntarily waived by investment advisers	(26,192)
Total Expenses	1,404,639
Net Investment Income	1,710,549

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	11,799
Net realized gain/(loss)	11,799
Net change in unrealized (depreciation) on:
Investments	(1,977,308)
Net change in unrealized (depreciation)	(1,977,308)
Net Realized and Unrealized (Loss) on Investments	(1,965,509)
Net Decrease in Net Assets from Operations	$(254,960)

See Notes to Financial Statements.
16	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Statements of Changes in Net Assets

September 30, 2025

	For the Year Ended September 30,
	2025	2024
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,710,549	$1,636,000
Net realized gain/(loss) on investments	11,799	285,790
Net change in unrealized appreciation/(depreciation)	(1,977,308)	4,817,224
Net increase/(decrease) in net assets resulting from operations	(254,960)	6,739,014

DISTRIBUTIONS TO UNITHOLDERS:
Dividends	$(1,638,468)	$(1,631,997)
Net (decrease) in net assets from dividends	(1,638,468)	(1,631,997)

CAPITAL UNIT TRANSACTIONS:
Reinvestment of dividends	10,244	9,915
Net increase in net assets from capital unit transactions	10,244	9,915

Net Increase/(Decrease) in Net Assets	(1,883,184)	5,116,932

NET ASSETS:
Beginning of year	49,792,604	44,675,672
End of year	$47,909,420	$49,792,604

See Notes to Financial Statements.
Annual Report | September 30, 2025	17

Puerto Rico Residents Bond Fund I	Statement of Cash Flows

For the year ended September 30, 2025

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (decrease) in net assets resulting from operations	$(254,960)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term investment securities	(12,000,000)
Proceeds from calls and paydowns of long-term portfolio securities	1,149,700
Amortization of premium and accretion of discount on investments, net	(71,432)
Net realized (gain)/loss on:
Investments	(11,799)
Net change in unrealized appreciation/(depreciation) on:
Investments	1,977,308
(Increase)/decrease in assets:
Interest receivable	(255,763)
Prepaid and other assets	12,880
Increase/(decrease) in liabilities:
Interest payable	33,192
Dividends payable	6,114
Payable to adviser	1,225
Payable to fund accounting and administration fees	(8,260)
Payable to transfer agency	3,848
Payable to directors	5,912
Payable for compliance fees	1,928
Payable for custodian fees	2,069
Payable for professional fees	(2,350)
Other payables	(13,091)
Net cash used in operating activities	$(9,423,479)

CASH FLOWS FROM FINANCING ACTIVITIES:
Securities purchased under reverse repurchase agreements	$(161,957,683)
Securities sold under reverse repurchase agreements	173,236,404
Cash distributions paid to common unitholders- net of distributions reinvested	(1,628,224)
Net cash provided by financing activities	$9,650,497

Net increase in cash and cash equivalents	$227,018
Cash and cash equivalents, beginning of year	$284,533
Cash and cash equivalents, end of year	$511,551

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest expense on reverse repurchase agreements	$704,818

NON-CASH ACTIVITIES:
Reinvestment of dividends	$10,244

See Notes to Financial Statements.
18	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Financial Highlights

September 30, 2025

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net asset value - beginning of year	$3.36	$3.01	$3.05	$4.05	$4.14
Income/(loss) from investment operations:
Net investment income(a)	0.12	0.11	0.10	0.16	0.15
Net realized and unrealized gain/(loss)	(0.14)	0.35	(0.02)	1.00	(0.07)
Total income/(loss) from investment operations	(0.02)	0.46	0.08	0.84	0.08
Less distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.12)	(0.16)	(0.17)
Total distributions	(0.11)	(0.11)	(0.12)	(0.16)	(0.17)
Net increase/(decrease) in net asset value	(0.13)	0.35	(0.04)	1.00	(0.09)
Net asset value - end of year	$3.23	$3.36	$3.01	$3.05	$4.05
Market value per unit - end of year(b)	$1.70	$1.75	$1.20	$1.38	$2.75

Total Return - Net Asset Value(c)	(0.81%)	15.50%	2.41%	(24.36%)	3.22%
Total Return - Market Price(c),(d)	0.55%	50.89%	(9.77%)	(49.60%)	9.91%
Supplemental Data:
Net assets, end of year (in thousands)	$47,909	$49,793	$44,676	$45,248	$60,038
Ratios to Average Net Assets(e)
Ratio of gross expenses to average net assets(f)	3.01%	3.07%	2.94%	1.78%	1.73%
Ratio of net expenses to average net assets(f),(g)	2.96%	2.63%	2.52%	1.31%	1.27%
Ratio of gross operating expenses to average net assets(h)	1.46%	1.71%	1.92%	1.50%	1.66%
Interest and leverage related expenses to average net assets	1.55%	1.36%	1.02%	0.28%	0.07%
Ratio of net investment income to average net assets(g)	3.60%	3.41%	3.27%	4.44%	3.72%
Portfolio turnover rate	1.83%	0.14%	7.90%	0.00%	0.00%

(a)

Based on weekly average outstanding common units of 14,838,587 for the year ended September 30, 2025, 14,835,718 for the year ended September 30, 2024, 14,832,586 for the year ended September 30, 2023, 14,827,841 for the year ended September 30, 2022, and 14,825,237 for the year ended September 30, 2021.

(b)

End of year market values are provided by UBS Financial Services Inc., a dealer of the Fund’s units and an affiliated party. The market values shown may reflect limited trading in units of the Fund in an over-the-counter market.

(c)	Dividends are assumed to be reinvested at the per units net asset value as defined in the dividend reinvestment plan.
(d)	The return is calculated based on market values provided by UBS Financial Services Inc., a dealer of the Fund’s units and an affiliated party.

See Notes to Financial Statements.
Annual Report | September 30, 2025	19

Puerto Rico Residents Bond Fund I	Financial Highlights

September 30, 2025

(e)

Based on average net assets attributable to common units of $47,462,753 for the year ended September 30, 2025, $47,751,888 for the year ended September 30, 2024, $46,875,852 for the year ended September 30, 2023, $53,606,653 for the year ended September 30, 2022, and $61,244,835 for the year ended September 30, 2021.

(f)	Expenses include both operating and interest and leverage related expenses.
(g)

The effect of the expenses waived for the year ended September 30, 2025, for the year ended September 30, 2024, for the year ended September 30, 2023, for the year ended September 30, 2022, and for the year ended September 30, 2021, was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common unitholders by 0.06%, 0.44%, 0.42%, 0.47% and 0.46%, respectively.

(h)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements.
20	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

September 30, 2025

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Puerto Rico Residents Bond Fund I (the “Fund”) is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the 1940 Act as of May 21, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund’s inception date was December 11, 1998, and it commenced operations on May 31, 1999. The Fund was created pursuant to an agreement and deed of trust entered into by and between Popular Securities, LLC and UBS Financial Services Inc. as settlers, and their affiliates, Banco Popular de Puerto Rico and UBS Trust Company of Puerto Rico, as trustees.

The Fund’s investment objective is to achieve a high level of tax-advantaged current income consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offering of securities under the 1933 Act, absent an available exception. There is limited trading in Fund units, which are not registered under the 1933 Act, and are only traded via private transactions. The Fund has suspended the issuance of TSOs pending registration under the 1933 Act.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)

Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At September 30, 2025, cash and cash equivalents consisted of a time deposit open account amounting to $511,551 with State Street Bank & Trust Company.

(b)

Valuation of Investments – Investments included in the Fund’s financial statements have been stated at fair value as determined by the Fund, with the assistance of UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) (refer to Note 3 for details on the investment advisory agreement), on the basis of valuations provided by dealers or by pricing services which are approved by Fund management and the

Annual Report | September 30, 2025	21

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

September 30, 2025

Fund’s Board of Directors (the “Board”) in accordance with the valuation methods set forth in the governing documents and related policies and procedures. See Note 2 for further discussions regarding fair value disclosures. The Investment Adviser has been appointed by the Fund’s Board as the valuation designee pursuant to Rule 2a-5 of the 1940 Act. See Note 2 for further discussions regarding fair value disclosures.

(c)

Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico, or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual funds (such as RIC tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax if certain requirements are met. In the opinion of the Fund’s legal counsel, the Fund is not required to file a U.S. federal income tax return.

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the fiscal year ended September 30, 2025, the Fund did not incur any interest or penalties.

(d)

Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common unitholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

22	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

September 30, 2025

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

(e)

Dividends and Distributions to Unitholders – Dividends from substantially all of the Fund’s net investment income are declared and paid monthly. The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund a more stable level of distribution. The Fund records dividends to its unitholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board reserves the right to do so in its sole discretion.

(f)

Reverse Repurchase Agreements – Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

(g)

Short- and Medium-term Notes – The Fund has a short- and medium-term notes payable program as a funding vehicle to increase the amount available for investment. The short- and medium-term notes are issued from time to time in denominations of at least $1,000 and maturing in periods of up to 270 days and over 270 days, respectively. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by State Street Bank & Trust Co. (the “Custodian”), as collateral agent, for the benefit of the holders of the notes. Selling fees related to the issuance of medium-term notes are amortized

Annual Report | September 30, 2025	23

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

September 30, 2025

throughout the term of the note or until its first call date. There were no short- or medium-term notes outstanding for the fiscal year ended September 30, 2025.

(h)	Restructuring Expenses – Legal expenses incurred by the Fund related to Puerto Rico bond restructurings have been accounted for as a realized loss.

(i)

Operating Segments - In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures (ASU 2023-007). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and required retrospective application for all periods presented within the financial statements.

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and asses its performance, and has discrete financial information available. The Asset Liability Committee (ALCO) of the Fund’s Investment Adviser acts as the Fund’s CODM. Since its commencement, the Fund operates and is managed as a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic portfolio allocation is pre-determined in accordance with the term of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team.

The financial information in the form of the Fund’s portfolio investments, geographic allocation, leverage, net investment income, total return, expense ratio and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions for the Fund’s single segment is consistent with that presented within the Fund’s Financial Statements. The Accounting policies of the Fund are consistent with those described in these Notes to Financial Statement. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

(j)

Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest income on preferred equity securities is accrued daily except when collection is not expected. Dividend income on preferred equity securities is recorded on the ex-dividend date.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

24	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

September 30, 2025

A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –

Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –

Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –

Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized in a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

Annual Report | September 30, 2025	25

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

September 30, 2025

The Board has designated the Investment Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to the Investment Adviser the responsibility for making fair value determinations with respect to portfolio holdings. The Investment Adviser has delegated to the Valuation Committee, comprised of voting members of the Investment Adviser, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

•	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;
•	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Adviser, represent the fair value of the portfolio instruments;
•	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments; and
•	Puerto Rico taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other assets-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2.

Taxable Mortgage-Backed Securities: Pricing for this security is obtained from an independent firm using models that calculate the present value of expected future cash flows. Those models incorporate estimates that market participants would use in determining fair value, including estimates of prepayment speeds, credit losses, and discount rates. These are classified as Level 3.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves and discount and capital rates. These bonds are classified as Level 2.

Puerto Rico Tax Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community endowments are generally classified as Level 2 and the pricing is based on their collateral.

Obligations of U.S. government sponsored entities and state and municipal obligations: The fair value of obligations of U.S. government sponsored entities and state and municipal obligations are obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

26	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

September 30, 2025

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$–	$38,878,968	$–	$38,878,968
Mortgage-Backed Securities	–	3,208,948	93,914	3,302,862
Municipal Bonds	–	23,306,264	–	23,306,264
Total	$–	$65,394,180	$93,914	$65,488,094

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of September 30, 2025:

Asset Type	Mortgage-Backed Securities	Total
Balance as of September 30, 2024	$106,726	$106,726
Accrued Discount/premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation	6,101	6,101
Purchases	–	–
Paydowns	(18,913)	(18,913)

Balance as of September 30, 2025	$93,914	$93,914

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2025	$6,101	$6,101

The table below provides additional information about the Level 3 fair value measurements as of September 30, 2025:

Investment Security	Fair Value	Valuation Technique	Unobservable Input (s)	Price
Doral Financial Participation Certificate 2004 Series A	$93,914	Discounted Cash Flow	Constant prepayment rate 2.43%, Probability of default 8.89%, Loss severity 4.62%, Discount rate 15.74%	$86.20

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of fiscal year end there were no temporary cash investments.

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODY, AND TRANSFER AGENCY ARRANGEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with the Investment Adviser, the Fund receives advisory services in exchange for a fee. The investment advisory fee is calculated at an annual rate

Annual Report | September 30, 2025	27

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

September 30, 2025

of 0.30% of the Fund’s average weekly gross assets, including the liquidation value of all outstanding debt securities of the Fund, as defined in the investment advisory agreement. For the year ended September 30, 2025, the gross investment advisory fees amounted to $185,740. Total voluntarily waived fees amounted to $26,192 for a net fee of $159,548, of which $13,674 remains payable at fiscal year-end. There will be no recoupment of these voluntarily waived fees.

Effective May 13, 2025, State Street Bank & Trust Company serves as the Fund’s Administrator. Prior to May 13, 2025, ALPS Fund Services, Inc. served as the Fund’s Administrator. State Street Bank & Trust Company, together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provides various administration, fund accounting, and investor accounting services to the Fund. Banco Popular de Puerto Rico serves as transfer agent, registrar, dividend disbursing agent, and unitholder servicing agent to the Fund. For the fiscal year ended September 30, 2025, the administrative fees and transfer agent fees amounted to $127,003 and $14,848, respectively, of which $24,830, and $3,953, respectively remains payable at fiscal year-end.

State Street Bank & Trust Company has been retained to provide custody services to the Fund. For the fiscal year ended September 30, 2025, the custody fees amounted to $14,842 of which $2,069 remains payable at fiscal year-end.

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser and/or its affiliates. The six Independent Directors of the Fund’s Board each receive a stipend from the Fund of $1,000 for attendance at each regular Board meeting, $1,000 for attendance at each unitholder meeting and up to $1,000 for attendance at each special Board meeting. The Independent Directors do not receive retirement or other benefits as part of their compensation. Three of the Independent Directors of the Fund also serve on the Fund’s Audit Committee and receive a stipend from the Fund of $1,000 per Audit Committee meeting. For the fiscal year end September 30, 2025, the compensation expense for the six Independent Directors of the Fund was $36,744, of which $5,912 remains payable at fiscal year-end.

While the Fund has engaged in transactions with affiliates in the past, all transactions among Fund affiliates from the date of the Fund’s registration under the 1940 Act going forward will be done in compliance with the 1940 Act rules and prohibitions regarding affiliated transactions, or any exemptive relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof.

NOTE 4. CAPITAL UNIT TRANSACTIONS

Capital unit transactions for the fiscal year ended September 30, 2025, and September 30, 2024, were as follows:

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024
Common units outstanding - beginning of year	$14,837,203	$14,834,103
Common units issued as reinvestment of dividends	3,190	3,100
Common units outstanding - end of fiscal year	$14,840,393	$14,837,203

28	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

September 30, 2025

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the fiscal year ended September 30, 2025, was $12,000,000. Proceeds from sales, maturities/calls, and paydowns of portfolio securities, excluding short-term transactions, for the fiscal year ended September 30, 2025, were $1,149,700. Reverse repurchase agreements entered into for the fiscal year ended September 30, 2025, were $173,236,404.

The Fund owns defaulted securities with an original face value of $2,790,000 from an issuer in Chapter 11 bankruptcy proceedings, which, based on discounted projected cash flows, level of uncertainty of any future recovery of past due interest and principal and illiquidity of these bonds, management continues to carry them at $0 value as of fiscal year ended September 30, 2025.

NOTE 6. REVERSE REPURCHASE AGRREMENTS

The Fund may enter into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement.

Weighted average interest rate at end of the year	4.44%
Maximum aggregate balance outstanding at any time during the year	$19,100,000
Average balance outstanding during the year	$15,812,974
Average interest rate during the year	4.63%

At September 30, 2025, interest rate on reverse repurchase agreement is 4.44% and the maturity was October 16, 2025. Interest rate on collateral is 5.50% and maturity date up to July 15, 2036. Some of the outstanding agreements to repurchase as of fiscal year-end may be called by the counterparty before their maturity date.

At September 30, 2025, investment securities with fair values amounting to $19,441,302 are pledged as collateral for reverse repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the reverse repurchase agreement with the Fund. Interest payable on reverse repurchase agreements amounted to $45,889 at September 30, 2025.

At September 30, 2025, the total value of reverse repurchase agreements were as follows:

Counterparty	Gross Amount of Securities Sold Under Reverse Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Reverse Repurchase Agreements Available for Offset	Collateral Posted(a)	Net Amount Due To Counterparty (not less than zero)
J.P. Morgan Chase & Co.	$18,603,721	$–	$18,603,721	$–
Total	$18,603,721	$–	$18,603,721	$–

(a)	Collateral received or posted is limited to the net securities sold under reverse repurchase agreements liability amounts. See above for actual collateral received and posted

Annual Report | September 30, 2025	29

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

September 30, 2025

NOTE 7. SHORT-TERM AND LONG-TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $18,603,721 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. Securities sold under agreements to repurchase are classified as Level 2 securities under the Fair Value hierarchy. There are no long-term financial debt instruments outstanding at September 30, 2025.

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management has determined to disclose any investment whose fair value is over 5% of net assets, both individually and in the aggregate. Moreover, collateralized investments have been excluded from this disclosure.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. government are excluded. At September 30, 2025, the Fund had investments with an aggregate market value of $22,663,478 which were issued by entities located in Puerto Rico and are not guaranteed by the U.S. government nor the Puerto Rico government. Also, at September 30, 2025, the Fund had an investment with a market value of $642,786, which was issued by one issuer located in the United States and is not guaranteed by the U.S. government.

As stated in the prospectus, the Fund will ordinarily invest at least 67% of its total assets in Puerto Rico obligations (“the 67% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. government or any of its subdivisions, the Fund is more susceptible to factors adversely affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

NOTE 9. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund invests under normal circumstances at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their

30	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

September 30, 2025

principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. While the Fund intends to comply with the above 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be constrained due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that its investments in Puerto Rico securities will constitute at least 20% of its assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities, or other forms of leverage (“Senior Securities”). The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding units of common stock or any units of its preferred stock (other than a dividend or other distribution payable in additional units of common stock) as well as any time the Fund repurchases any units of common stock, in each case after giving effect to such repurchase of units of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities as needed to maintain the required asset coverage.

The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Annual Report | September 30, 2025	31

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

September 30, 2025

NOTE 10. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED LOSS ON INVESTMENTS AND NET REALIZED LOSS ON INVESTMENTS FOR INCOME TAX PURPOSES

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes were as follows:

Cost of investments for tax purposes	$65,761,170
Gross appreciation	479,583
Gross depreciation	(752,657)
Net appreciation/(depreciation)	$(273,074)

For the fiscal year ended September 30, 2025, the Fund distributed 1,638,468 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at September 30, 2025, were as follows:

Undistributed net investment income, beginning of the year	$1,976,010
Distributable net investment income for the year	1,710,549
Dividends	(1,638,468)
Undistributed net investment income, end of the year	$2,048,091

Accumulated net realized gain on investments, beginning of the year	$(140,740,388)
Net realized loss on investments for the year	11,799
Accumulated net realized loss on investments, end of the year	$(140,728,589)

NOTE 11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 12. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, and pandemic or other public health threats, among others. This list is qualified by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political, or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regard to municipal bonds issued by the Commonwealth and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s NAV and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

32	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

September 30, 2025

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. Low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations (“CMOs”) exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at

Annual Report | September 30, 2025	33

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

September 30, 2025

approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss

NOTE 13. SUBSEQUENT EVENTS

On September 30, 2025, the Board declared an ordinary net investment income dividend of $0.00958, per common unit, totaling $142,220, which was paid on October 10, 2025, to common unitholders of record as of September 30, 2025.

The Fund has performed an evaluation of events occurring subsequent to September 30, 2025, through November 26, 2025, which is the date the financial statements were available to be issued. Management has determined that there were no events that occurred during this period that required disclosure in or adjustment to the accompanying financial statements other than those disclosed above.

Bankruptcy:

The Fund owns defaulted AFICA bonds related to the Palmas del Mar Country Club Project with an original face of $2,790,000. In August 2025 the debtor filed a voluntary petition under the provisions of the Bankruptcy Code. In connection with the restructuring of the AFICA bonds, UBS acquired title to the underlying collateral securing repayment of the bonds. Based on the discounted projected cash flows, level of uncertainty of any future recovery of past due interest and principal, and illiquidity of these bonds, management continues to carry them at $0 value as of fiscal year end September 30, 2025. Subsequent to year end, in November 2025, the debtor filed a plan proposing for settlement of amounts owed to the Fund. The Fund is in the process of evaluating the proposal and settlement of the bonds.

34	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Puerto Rico Residents Bond Fund I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Puerto Rico Residents Bond Fund I (the “Fund”), including the schedule of investments, as of September 30, 2025, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian, brokers and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of the Puerto Rico Residents Funds since 2021.

New York, New York

November 26, 2025

Annual Report | September 30, 2025	35

Puerto Rico Residents Bond Fund I	Other Information

September 30, 2025

Unitholder Meeting

The overall management of the business and affairs of the Fund is vested with Banco Popular de Puerto Rico and UBS Trust Company of Puerto Rico (formerly known as PaineWebber Trust Company of Puerto Rico), as co-trustees of the Fund (the “Trustees”) and the Board of Directors. The Fund does not hold annual or other regular meetings of unitholders for the purpose of electing directors or otherwise. The unitholders do not have the right to elect directors, except for upon the written request of holders of at least 10% of the Fund’s outstanding units or at such time as less than a majority of the members of the Board consists of directors who were not (i) initially selected to serve on the Board or (ii) elected by the unitholders. In the latter case, directors will be elected so that at least two-thirds of the directors holding office shall have been elected by the unitholders.

At inception of the Fund, the initial members of the Board of Directors were appointed by the Trustees and UBS Financial Services Inc. (formerly known as PaineWebber Incorporated of Puerto Rico) and Popular Securities, LLC, in their capacities as co-settlors and unitholders/co-sponsors of the Fund. Subsequently, upon the occurrence of any vacancy and in accordance with the Fund’s Deed of Trust, as amended, such vacancy was filled by appointment by a majority of the remaining members of the Board or, if an Independent Director, by appointment by a majority of the remaining Independent Directors, or by unitholders when so required by the By-Laws for the procedures and operation of the Fund.

Statement Regarding Availability of Quarterly Portfolio Schedule

Beginning October 31, 2025, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-764-1788.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, upon request, by calling 787-250-3600 and on the SEC’s website at http://www.sec.gov.

36	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Management of the Fund

September 30, 2025 (unaudited)

Management Information. The business affairs of the Fund are overseen by the Board. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

Name, Year of Birth and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served (or Year Service Began)**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Registered Investment Company Directorships Held by Director
INDEPENDENT DIRECTORS
Enrique Vila del Corral (1945)	Director and Chairman of the Board of Directors	Director since inception.	Private investor since July 2001. Managing partner of various special partnerships involved in real estate development. Former Managing Partner, from 1977 to 2001, of Vila del Corral & Company, a public accounting firm organized and operating in Puerto Rico and the Dominican Republic.	5 Funds	3 Funds Managed by Popular Asset Management
Carlos J. Nido (1964)	Director	Director since 2009.	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under Puerto Rico Law 185, investing primarily in feature films and healthcare, since 2015; President and Executive Producer of Piñolywood Studios LLC; member of the Board of Directors of Grupo Ferré Rangel, GFR Media, LLC, and B. Fernández & Hnos. Inc.	19 Funds Consisting of 24 Portfolios	None
J. Gabriel Pagan Pedrero (1953)	Director	Director since inception.	Vice President of Insular Construction and Supply Company Inc. since 1984.	5 Funds	None

Annual Report | September 30, 2025	37

Puerto Rico Residents Bond Fund I	Management of the Fund

September 30, 2025 (unaudited)

Name, Year of Birth and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served (or Year Service Began)**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Registered Investment Company Directorships Held by Director
Luis M. Pellot (1948)	Director	Director since 2011.	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (a legal services business), since 1989.	19 Funds Consisting of 24 Portfolios	None
Clotilde Perez (1951)	Director	Director since 2013.	Corporate development consultant since 2022; Member of the Board of Directors of Campofresco Corp. since 2012; and Partner of Infogerencia Inc. since 1985.	20 Funds Consisting of 25 Portfolios	None
Jorge I. Vallejo (1954)	Director	Director since 2010.	Managing Partner of Vallejo & Vallejo, since April 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.	5 Funds	3 Funds Managed by Popular Asset Management
OFFICERS
Carlos V. Ubiñas (1954)	President	President since 2025.	Chairman of the Board of Directors of UBS Trust Company of Puerto Rico, since 2023; prior to that CEO and Chairman of UBS Financial Services Incorporated of PR and Head of UBS International.	N/A	N/A
Liana Loyola (1961)	Secretary	Secretary since 2024.	Attorney in private practice since 2009.	N/A	N/A

38	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Management of the Fund

September 30, 2025 (unaudited)

Name, Year of Birth and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served (or Year Service Began)**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Registered Investment Company Directorships Held by Director
Jose Grau (1963)	Treasurer	Treasurer since 2025.	Chief Financial Officer of UBS Financial Services Inc. of Puerto Rico from 2013 to 2021; Treasurer of UBS Financial Services Inc. until 2021; and Director, Chief Financial Officer, Board member and Business Manager of UBS Trust Company of Puerto Rico.	N/A	N/A
Mariela Torres (1970)	Chief Compliance Officer	Chief Compliance Officer since 2025.	Founder and President of MATOCO LLC. Providing Compliance, Regulatory, BSA/AML and management consulting services since January 2020. CCO of OFS Inc since 2022.	N/A	N/A
Heydi Cuadrado (1980)	Vice President	Assistant Treasurer and Vice President since 2025.	Director of UBS Trust Company of Puerto Rico, since March 2012.	N/A	N/A
Edward Ramos (1967)	Vice President	Vice President since 2025.	Associate Director of UBS Trust Company of Puerto Rico, since 2006.	N/A	N/A
Maria Vilaro (1962)	Vice President	Vice President since 2025.	Associate Director of UBS Trust Company of Puerto Rico, since 2009.	N/A	N/A

*	Each Directors’ and Officers’ address is c/o Puerto Rico Residents Family of Funds, 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918.

**

Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached 80 years of age, or until he or she shall have

Annual Report | September 30, 2025	39

Puerto Rico Residents Bond Fund I	Management of the Fund

September 30, 2025 (unaudited)

resigned or been removed. Any Director that has reached 80 years of age as of December 31 of any given year may continue to serve on the Board of Directors for (i) the remaining term of the class such director was elected to and (ii) one additional term of such class if subsequently elected to such term, but only if all the other directors vote in favor of either term of extension, and any such extension will be through the end of the applicable term and until such Director’s successor shall have been elected and qualified. Each Officer is annually elected by, and serves at the pleasure of, the Board of Directors.

40	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Statement Regarding Basis for Approval of Investment Advisory Contract

September 30, 2025 (unaudited)

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS

The Board of the Fund met on May 15, 2025 (the “Meeting”), to consider the approval of the investment advisory agreement (the “Advisory Agreement”) by and between the Fund and UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Investment Adviser in conjunction with other Fund service providers and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Investment Adviser with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreement. In evaluating the Advisory Agreement, including the specific fee structures and other terms, the Board was informed by multiple years of analysis and discussion amongst themselves and the Investment Adviser. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund were fair and reasonable and that the Investment Adviser’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent, and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent, and quality of the Investment Adviser’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Investment Adviser provides to manage and operate the Fund, the increase of such services over time due to new or revised market, regulatory, or other developments (e.g., liquidity management and cybersecurity programs), and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Investment Adviser provides portfolio management services for the Fund and, additionally, the Board considered the wide range of administrative and/or “non-advisory” services the Investment Adviser provide to manage and operate the Fund (complimentary to those provided by other third parties). These services include, but are not limited to, administrative services (e.g., providing the employees and officers necessary for the Fund’s operations); operational expertise (e.g., providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations, and foreign filings, as may be necessary); oversight of third-party service providers (e.g., coordinating and evaluating the services of the Fund’s custodian, transfer agent, and other intermediaries); Board support and administration (e.g., overseeing the organization of Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund unit

Annual Report | September 30, 2025	41

Puerto Rico Residents Bond Fund I	Statement Regarding Basis for Approval of Investment Advisory Contract

September 30, 2025 (unaudited)

transactions (e.g., monitoring daily purchases and redemptions); unitholder communications (e.g., overseeing the preparation of annual and semi-annual and other periodic unitholder reports); tax administration; and compliance services (e.g., helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually, overseeing the preparation of the Fund’s registration statements and regulatory filings, overseeing the valuation of portfolio securities and daily pricing, helping to ensure the Fund complies with its portfolio limitations and restrictions, voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios, providing compliance training for personnel, and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

In addition to the services provided by the Investment Adviser, the Independent Directors also considered the risks borne by the Investment Adviser in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational, and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent, and quality of services provided under the Advisory Agreement were satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Investment Adviser, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report prepared by Broadridge which generally provided the Fund’s performance data for the one, three, five, and ten-year periods ended December 31, 2024, (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) and/or representatives of the Investment Adviser to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate, and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Investment Adviser in light of the nature, extent, and quality of the services provided. The Board considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board also considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as it is more reflective of the unitholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Investment Adviser’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential services being provided (e.g., the expertise of the Investment Adviser with the proposed strategy), the competitive marketplace (e.g., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Investment Adviser (e.g., the costs of

42	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Statement Regarding Basis for Approval of Investment Advisory Contract

September 30, 2025 (unaudited)

operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers, if applicable, proposed by the Investment Adviser to keep expenses at or below certain levels and reviewed the amounts the Investment Adviser had waived or reimbursed, if applicable, over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered the Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Investment Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Investment Adviser for the year ended December 31, 2024. The Independent Directors also considered the overall financial condition of the Investment Adviser and the Investment Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Investment Adviser derived from its relationship with the Fund for the fiscal year ended December 31, 2024, on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Investment Adviser’s revenues, expenses, net income (pre-tax and after-tax), and net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Investment Adviser including and excluding distribution expenses incurred by the Investment Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Investment Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a fund-by-fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of the Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Investment Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Investment Adviser. In addition, the Investment Adviser noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from unit repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Investment Adviser’s fee structure.

Annual Report | September 30, 2025	43

Puerto Rico Residents Bond Fund I	Statement Regarding Basis for Approval of Investment Advisory Contract

September 30, 2025 (unaudited)

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Investment Adviser may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Investment Adviser may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when assessing the level of advisory fees paid to the Investment Adviser and concluded that the indirect benefits received were reasonable.

44	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Privacy Policy

September 30, 2025

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms,
•	Written and electronic correspondence,
•	Telephone contacts,
•

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of a funds and any affiliation with the Distributor and its affiliates),

•	Website visits,
•	Consumer reporting agencies.

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’ behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

Annual Report | September 30, 2025	45

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico

250 Muñoz Rivera Avenue

Tenth (10th) Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR

State Street Bank & Trust Co.

One Congress St

Boston MA 02114

TRANSFER AGENT

Banco Popular de Puerto Rico

Popular Fiduciary Services

209 Muñoz Rivera Avenue

Popular Center, North Tower, 4th Floor

San Juan, Puerto Rico 00918

CUSTODIAN

State Street Bank & Trust Co.

One Congress St

Boston MA 02114

PUERTO RICO LEGAL COUNSEL

Sánchez/LRV LLC

270 Muñoz Rivera Avenue Suite 1110

San Juan, Puerto Rico 00918

U. S. LEGAL COUNSEL

Sidley Austin, LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT ACCOUNTANTS

Ernst & Young, LLP

One Manhattan West

New York, New York 10001

DIRECTORS AND OFFICERS

Enrique Vila del Corral

Director and Chairman of the Board

Carlos J. Nido

Director

J. Gabriel Pagán Pedrero

Director

Luis M. Pellot

Director

Clotilde Pérez

Director

Jorge I. Vallejo

Director

Carlos V. Ubiñas

President

Jose Graú

Treasurer

Liana Loyola

Secretary

Mariela Torres

Chief Compliance Officer

Heydi Cuadrado

Assistant Treasurer and Vice President

María Vilaró

Vice President

Edward Ramos

Vice President

Remember that:

•	Mutual Funds Units are not bank deposits or FDIC insured.
•	Mutual Funds Units are not obligations of or guaranteed by Banco Popular de Puerto Rico or USB Financial Services Inc. or any of their affiliates.
•	Mutual Funds Units are subject to investment risks, including possible loss of the principal amount invested.

(b)  Not applicable.

Item 2. Code of Ethics.

(a)  Puerto Rico Residents Bond Fund I (the “Fund” or the “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer (the “Code”).

(b)  No disclosures are required by this Item 2(b).

(c)  During the period covered by this Form N-CSR, there were no amendments to the Code.

(d)  During the period covered by this Form N-CSR, there were no waivers granted by the Registrant to individuals covered by the Code.

(e)  Not applicable.

(f)  The Registrant’s Code of Ethics is filed herewith as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1) The Fund’s Board of Trustees (the “Board”) has determined that it has an audit committee financial expert serving on its Audit Committee (the “Audit Committee”) that possesses the attributes identified in Item 3(b) to Form N-CSR.

(a)(2) The name of the audit committee financial expert is Mr. Enrique Vila del Corral. Mr. Vila del Corral has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Ernst & Young LLP (“E&Y”), the Registrant’s principle accountant.

(a)  Audit Fees - The aggregate fees billed for professional services rendered by E&Y for the audit of the Registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal year ended September 30, 2024, were $59,110 and for the fiscal year ended September 30, 2025, were $57,523.

(b)  Audit-Related Fees – The aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal year ended September 30, 2024, were $0 and for the fiscal year ended September 30, 2025, were $0.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)  Tax Fees – The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended September 30, 2024, were $10,357 and for the fiscal year ended September 30, 2025, were $10,357.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule2-01 of Regulation S-X during the fiscal years indicated above.

(d)  All Other Fees – The aggregate fees billed for products and services provided by E&Y, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal year ended September 30, 2024, were $0 and for the fiscal year ended September 30, 2025, were $0.

There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures - The Charter of the Registrant’s Audit Committee requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Registrant by the Registrant’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Registrant may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

All the audit and tax services described above for which E&Y billed the Registrant fees for the fiscal years ended September 30, 2024, and September 30, 2025, were pre-approved by the Audit Committee. For the fiscal years ended September 30, 2024, and September 30, 2025, the Registrant’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Registrant by E&Y.

(e)(2) Not applicable.

(f)   Not applicable.

(g)  The aggregate non-audit fees billed by E&Y for services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the Registrant for the fiscal year ended September 30, 2024, were $0, and for the fiscal year ended September 30, 2025, were $0. Non-audit fees disclosed pertain solely to UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, and its affiliates.

(h)  The Audit Committee of the Registrant’s Board considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)  Not applicable.

(j)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)  Not applicable.

(b)  Not applicable.

Item 6. Investments.

(a)  The Schedule of Investments is included as part of the report to shareholders included under Item 1(a) of this Form N-CSR.

(b)  Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)  Not applicable.

(b)  Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Trustees, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Statement Regarding Basis for Approval of Investment Advisory Contract for the Registrant is included as part of the report to shareholders included under Item 1(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to its portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Fund’s investment adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing its respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

The Fund’s Chief Compliance Officer shall ensure that the Fund’s investment adviser has, in turn, adopted its own proxy voting policy, which it uses to vote proxies for its clients, including the Fund. In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the proxy voting policy of the Fund’s investment adviser (described below), provided such specific voting policy was approved by the Board.

1. General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

2. Delegation to the Fund’s investment adviser

The Fund believes that the Fund’s investment adviser is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Fund’s investment adviser is hereby delegated the following duties:

a) to make the proxy voting decisions for the Fund, in accordance with the proxy voting policy of the Fund’s investment adviser, except as provided herein; and

b) to assist the Fund in disclosing its respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent members of the Board, must approve the investment adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by an investment adviser.

3. Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about Mses. Heydi Cuadrado and Gladys M. Lasaga, who replaced Mr. William Rivera as the Fund’s Portfolio Managers effective June 30, 2025, and who were primarily responsible for the day-to-day portfolio management of the Fund as of June 30, 2025.

Ms. Heydi Cuadrado has been a Director of UBS Trust Company of Puerto Rico since March 2012. Ms. Cuadrado has been a trader and Assistant Portfolio Manager for UBS Asset Managers of Puerto Rico since 2008 and a Portfolio Manager since 2025. She joined UBS Trust Company in 2003.

Ms. Gladys Mirari Lasaga has been employed with UBS Financial Services of Puerto Rico (now UBS Financial Services, Inc.) since 2003, including ten years with UBS Asset Managers of Puerto Rico and thirteen years with the UBS Fund Administration division. Starting on 2025, Ms. Lasaga serves as Portfolio Manager of the Puerto Rico Residents Family of Funds. Ms. Lasaga holds a Business Administration degree in Finance and Accounting from the University of Puerto Rico and is a Certified Public Accountant.

(a)(2) The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of September 30, 2025:

(i) Name of Portfolio Manager	(ii) Type of Accounts	(ii) Number of Other Accounts Managed	(ii) Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	(iii) Total Assets for Which Advisory Fee is Based on Performance
Heydi Cuadrado	Registered Investment Companies	19 Funds consisting of 24 Portfolios	$1.4 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Gladys Lasaga	Registered Investment Companies	19 Funds consisting of 24 Portfolios	$1.4 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

As described above, the Portfolio Managers manage other accounts with investment strategies similar to the Fund, including other investment companies. Fees earned by UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) may vary among these accounts and the Portfolio Managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Investment Adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Investment Adviser has adopted procedures that it considers fair and equitable for allocating limited opportunities across multiple accounts.

With respect to certain of its clients’ accounts, the Investment Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Investment Adviser may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts among portfolio managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation. Portfolio Manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Salary. Base pay is determined based upon an analysis of a portfolio manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation, and financial performance of the Investment Adviser.

A portion of a portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one-, three- or five-year periods unless a Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by a Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the Investment Adviser’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the Investment Adviser based on its operating earnings.

Deferred Compensation. Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests in the Investment Adviser which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4) The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Managers of the Fund as of September 30, 2025:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Heydi Cuadrado	None
Gladys Lasaga	None

(b)  Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period ended September 30, 2025, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Exchange Act, of shares or other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 15. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)  The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)  There were no changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)  Although it has not done so, the Fund may engage in securities lending subject to procedures adopted by its Board.

(b)  Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)  Not applicable.

(b)  Not applicable.

Item 19. Exhibits.

(a)(1)	The Code of Ethics is filed herewith.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(c)	Disclosure pursuant to Section 13(r) of the Exchange Act is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS BOND FUND I

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	December 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	December 5, 2025

By:	/s/ Jose Grau
Jose Grau
Treasurer

Date:	December 5, 2025